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               SECURITIES AND EXCHANGE COMMISSION

                     Washington D.C.  20549

                          _____________

                            FORM 8-K

             PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date of Report
(Date of earliest event reported):                April 09, 2002


                      Hecla Mining Company
__________________________________________________________________________
     (Exact name of registrant as specified in its charter)


                            Delaware
__________________________________________________________________________
         (State or other jurisdiction of incorporation)


          1-8491                             82-0126240
__________________________________________________________________________
(Commission File Number)          (IRS Employer Identification No.)


6500 Mineral Drive
Coeur d'Alene, Idaho                                   83815-8788
__________________________________________________________________________
(Address of principal executive offices)               (Zip Code)


                         (208) 769-4100
__________________________________________________________________________
                 (Registrant's Telephone Number)













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Item 5.   Other Events.

     On April 9, 2002, Hecla Mining Company (Hecla) completed the sale of its headquarters building in Coeur d'Alene, Idaho, to JDL
Enterprises  of Bellevue, Washington, for a sales price  of  $5.6 million.

     The News Release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


     Exhibit 99 - Hecla Mining Company News Release dated
                  April 9, 2002.


                            SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                         HECLA MINING COMPANY



                         By:  /s/ Michael B. White
                            ____________________________
                            Name:  Michael B. White
                            Title: Corporate Secretary


Dated:  April 15, 2002
















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                          EXHIBIT INDEX



Exhibit No.                   Title
___________                   _____



Exhibit 99 - Hecla Mining Company News Release dated Aril 9, 2002








































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